UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2026

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9330 Zionsville Road,
Indianapolis, Indiana 46268
974 Centre Road,
Wilmington, Delaware 19805
(Address of principal executive offices)(Zip Code)

(833) 267-8382

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 26, 2026, each of Karen Grimes, Marcos Lutz, Charles Magro, and Kerry Preete have mutually agreed with the board of directors (the “Board”) of Corteva Inc. (the “Company” or “Corteva”) that, in connection with the anticipated spin-off of the Company’s seed business into an independent, publicly traded company, Vylor, Inc. (“Vylor”), he/she will be resigning from the Board, effective as of immediately prior to and conditioned upon the consummation of the Company’s intended spin-off. Each of Messrs. Lutz’s, Magro’s and Preete’s and Ms. Grimes’ decision to resign from the Board is in connection with the Company’s announcement that he/she is expected to join the board of directors of Vylor, currently a wholly owned subsidiary of the Company, and is not the result of any disagreement relating to the Company’s operations, policies, or practices.

Item 7.01	Regulation FD Disclosure

The Company issued two news releases on June 29, 2026, announcing the post-separation boards of directors for Corteva and Vylor. Copies of these news releases are furnished as Exhibits 99.1 and 99.2.

The Company’s subsidiary, Vylor, Inc. filed its first public filing of its Form 10 registration statement (“Form 10”) with the U.S. Securities and Exchange Commission in connection with its previously announced separation of the seed business into an independent, public company. The filing provides detailed information on Vylor’s business, strategy and historical financial results. The Form 10 registration statement is available at www.sec.gov under “Vylor Inc.”

The Company is furnishing the information under this item, including Exhibits 99.1 and 99.2, pursuant to Item 7.01, “Regulation FD Disclosure”.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release dated June 29, 2026, announcing the future board of directors of Corteva

99.2	Press Release dated June 29, 2026, announcing the future board of directors of Vylor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement on Forward-Looking Statements

This report contains certain forward-looking statements. Words such as “intend,” “will,” “may,” and “expect,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, the Company’s intent to separate and its related expectations for Corteva and Vylor. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.

Important factors that may affect the Company’s business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, whether the objectives of the spin-off will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the spin-off; the timing of any such spin-off or related action and whether any such spin-off will be consummated at all; the risk that the announcement of the intended spin-off could have an adverse effect on the ability of the Company to retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the spin-off could divert the attention and time of the Company’s management; the risk of any unexpected costs or expenses resulting from the spin-off process or spin-off itself; and the risk of any litigation relating to the spin-off, as well as the risks and uncertainties described in the Company’s risk factors, as they may be amended from time to time, set forth in its filings with the U.S. Securities and Exchange Commission. The Company disclaims and does not undertake any obligation to update, revise, or withdraw any forward-looking statement in this report, except as required by applicable law or regulation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

/s/ Jennifer A. Johnson
Jennifer A. Johnson
Senior Vice President, Chief Legal and Public Affairs Officer, and Company Secretary

June 29, 2026